Exhibit 99.1
EXECUTION VERSION
     FIRST AMENDMENT, dated as of February 4, 2008 (this “Amendment”), to the Amended and Restated Five-Year Competitive Advance and Revolving Credit Facility Agreement dated as of June 7, 2006 (the “Credit Agreement”), among BELO CORP., a Delaware corporation, the Lenders party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent and Issuing Bank.
               WHEREAS the Lenders have agreed to extend credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein;
               WHEREAS the Borrower wishes to reduce the Commitments as set forth herein; and
               WHEREAS the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement and the Lenders whose signatures appear below, constituting at least the Required Lenders, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein.
               NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
               SECTION 1. Defined Terms. Each capitalized term used but not defined herein, including in the recitals hereto, shall have the meaning assigned to it in the Credit Agreement.
               SECTION 2. Reduction in Commitments. Pursuant to Section 2.08 of the Credit Agreement, the Borrower hereby notifies the Administrative Agent of its election to reduce the Commitments to the aggregate amount of $600,000,000, which reduction shall become effective as of the Amendment Effective Date (as defined below). For purposes hereof only, the Lenders party hereto waive the advance notice requirement set forth in the first sentence of Section 2.08(c) of the Credit Agreement.
               SECTION 3. Definitions. Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:
               “Consolidated Tangible Assets” of any Person means at any time, the aggregate amount of assets (less accumulated depreciation and amortization, applicable reserves and other properly deductible items) of such Person and its subsidiaries, minus all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other intangible assets of such Person and its subsidiaries, all determined on a consolidated basis in accordance with GAAP.
               “Equity Interests” means shares of capital stock, partnership interests, membership interests in limited liability companies, beneficial interests in trusts or other equity ownership interests in any Person, and any warrants, options or other rights entitling the holders thereof to purchase or acquire any such equity interests.
               “First Amendment Date” means February 4, 2008.
               “Investment Grade Ratings Period” means any period during which the Index Debt has at least two of the following ratings: at least BBB- (or the equivalent) by S&P; at least Baa3 (or the equivalent) by Moody’s; and at least BBB- (or the equivalent) by Fitch, in each case with at least stable outlook.
               “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests in the Borrower or any Subsidiary.
               SECTION 4. Pricing Amendment. The table in the definition of “Applicable Percentage” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

	Ratings	Commitment	Eurodollar	ABR
	S&P/Moody’s/Fitch	Fee Percentage	Spread	Spread
Category 1	BBB/Baa2/BBB or higher	0.100%	0.500%	0.000%
Category 2	BBB-/Baa3/BBB-	0.125%	0.625%	0.000%
Category 3	BB+/Ba1/BB+	0.175%	0.875%	0.000%
Category 4	BB/Ba2/BB	0.250%	1.250%	0.250%
Category 5	BB-/Ba3/BB- or lower	0.375%	1.500%	0.500%
               SECTION 5. Interest Period. The definition of “Interest Period” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding after the word “ending” and before the words “on the numerically corresponding day” in clause (a) thereof the words “one week thereafter or”.
               SECTION 6. Incremental Commitments. Section 2.19 of the Credit Agreement is hereby amended by replacing “$500,000,000” at the end of the first sentence of paragraph (a) thereof with “$150,000,000”.
               SECTION 7. Restrictive Agreements. Section 6.04 of the Credit Agreement is hereby amended and restated in its entirely as follows:
               “SECTION 6.04. Restrictive Agreements. The Borrower will not, nor will it permit any Subsidiary (other than a Joint Venture) to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of any Subsidiary to pay dividends or other distributions with respect to its Equity Interests or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary or (b) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof and identified on Schedule 6.04 and extensions, renewals or refinancings thereof; provided that any such extension, renewal or refinancing does not expand the scope of, or otherwise make more restrictive, such restrictions and conditions, (iii) clause (b) of the foregoing shall not apply to provisions contained in agreements governing up to $250,000,000 of other Indebtedness permitted to be incurred under Section 6.06 and, if applicable, 6.07; provided that such provisions permit the Borrower’s obligations under this Agreement to be secured so long as such other Indebtedness is ratably secured, (iv) the foregoing shall not apply to customary restrictions and conditions that are contained in any agreement for the sale of any asset or Subsidiary in a transaction permitted by this Agreement and applicable only to the asset or Subsidiary that is to be sold, (v) clause (a) of the foregoing shall not apply to restrictions on Subsidiaries in which the aggregate equity investment of the Borrower and its other Subsidiaries (other than any Joint Venture) does not exceed $20,000,000, (vi) clause (b) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, and (vii) clause (b) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.”
               SECTION 8. Schedule. A new Schedule 6.04 is added to the Credit Agreement as set forth on Exhibit A to this Amendment.
               SECTION 9. Leverage. Section 6.06 of the Credit Agreement is hereby amended to read as follows:
               “SECTION 6.06. Leverage. The Borrower will not permit the ratio of Funded Debt of the Borrower and the Subsidiaries, determined on a consolidated basis, to Pro Forma Operating Cash Flow as of the end of and for any period of four consecutive fiscal quarters ending on any date during any period set forth below to exceed the ratio set forth opposite such period:

Period	Ratio
First Amendment Date through December 31, 2008	5.75 to 1.00
January 1, 2009 and thereafter	5.00 to 1.00”
               SECTION 10. Interest Coverage. Section 6.08 of the Credit Agreement is hereby amended to read as follows:
               “SECTION 6.08. Interest Coverage. The Borrower will not permit the ratio of Pro Forma Operating Cash Flow to Interest Expense for any

period of four consecutive fiscal quarters ending on any date during any period set forth below to be less than the ratio set forth opposite such period:

Period	Ratio
First Amendment Date through December 31, 2008	2.25 to 1.00
January 1, 2009 and thereafter	2.50 to 1.00”
               SECTION 11. Restricted Payments. Article VI of the Credit Agreement is hereby amended by inserting at the end thereof the following Section 6.09:
               “SECTION 6.09. Restricted Payments. Except during any Investment Grade Ratings Period, the Borrower will not, and will not permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so; provided, that (a) the Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional             shares of its common stock, (b) any Subsidiary may declare and pay dividends or make other distributions ratably with respect to its Equity Interests, (c) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries, (d) the Borrower may repurchase Equity Interests of the Borrower to the extent necessary to prevent dilution of per-share income that would otherwise result from the issuance of Equity Interests pursuant to stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries, (e) the Borrower may declare and pay cash dividends with respect to its Equity Interests not exceeding $38,500,000 in the aggregate for any fiscal year provided, in the case of this clause (e), that, at the time of the declaration of each such dividend and after giving pro forma effect to the payment thereof as if such payment had occurred on the date of such declaration, no Default shall have occurred and be continuing or would result therefrom and (f) the Borrower may make other Restricted Payments so long as (A) the ratio of the consolidated Funded Debt of the Borrower and the Subsidiaries immediately after the making of each such Restricted Payment (or, in the case of any dividends declared and paid pursuant to this clause (f), at the time of the declaration of each such dividend and after giving pro forma effect to the payment thereof as if such payment had occurred on the date of such declaration) to Pro Forma Operating Cash Flow for the most recently ended period of four consecutive fiscal quarters of the Borrower for which financial statements shall have been delivered pursuant to Section 5.01 shall be less than 5.00 to 1.00 and (B) at the time of the making of each such Restricted Payment and after giving effect thereto (or, in the case of any dividends declared and paid pursuant to this clause (f), at the time of the declaration of each such dividend and after giving pro forma effect to the payment thereof as if such payment had occurred on the date of such declaration), no Default shall have occurred and be continuing or would result therefrom.”

               SECTION 12. Asset Sales. Article VI of the Credit Agreement is hereby further amended by inserting at the end thereof the following Section 6.10:
               “SECTION 6.10. Asset Sales. Except during any Investment Grade Ratings Period, the Borrower will not, and will not permit any Subsidiary to, engage in any sale, transfer, lease or other disposition of any asset, including any Equity Interest owned by it (including through any issuance by a Subsidiary of additional Equity Interests other than to the Borrower or another Subsidiary), other than (a) sales, transfers, leases and other dispositions of inventory and used or surplus equipment in the ordinary course of business, (b) sales, transfers, leases and other dispositions to the Borrower or any Subsidiary, (c) leases, licenses, subleases and sublicenses of assets in the ordinary course of business of the Borrower and any Subsidiary, (d) Sale and Lease-Back Transactions permitted under Section 6.05, (e) sales, transfers, leases and other dispositions of non-operating assets and interests in any Joint Venture with an aggregate fair market value not exceeding, on a cumulative basis during the term of this Agreement, $20,000,000, (f) any other sale, transfer, lease or other disposition of assets with a book value that, taken together with the book values of all other assets sold, transferred, leased or otherwise disposed of in reliance on this clause (f) after the First Amendment Date, minus any proceeds of any such sale, transfer, lease or disposition after the First Amendment Date that are in the form of, or are applied by the Borrower or any Subsidiary within 180 days from the date of such sale, transfer, lease or disposition to acquire, property, plant or equipment used or useful in the businesses conducted by the Borrower and its Subsidiaries, is not in excess of 20% of the Borrower’s Consolidated Tangible Assets as of the end of the most recent fiscal quarter for which financial statements shall have been delivered pursuant to Section 5.01 as of the time of such sale, transfer or disposition, and (g) at any time when the ratio referred to in Section 6.06 as of the end of the most recent fiscal quarter for which financial statements shall have been delivered pursuant to Section 5.01 shall have been less than 4.00 to 1.00, other sales, transfers, leases and other dispositions.”
               SECTION 13. Events of Default. Article VII of the Credit Agreement is hereby amended by adding after the word “maturity” and before the semicolon in clause (h) thereof the text “or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity”.
               SECTION 14. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to such parties that, as of the Amendment Effective Date:
               (a) The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all requisite corporate actions required for the lawful execution, delivery and performance thereof; this Amendment has been duly executed and delivered by the Borrower; and this Amendment and the Credit Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
               (b) The representations and warranties of the Borrower set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date (except to the extent that any representation or warranty expressly relates to an earlier date, in which case such representation or warranty is true and correct as of such earlier date).
               (c) As of the Amendment Effective Date, after giving effect to this Amendment, no Default will have occurred and be continuing.
               SECTION 15. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which (a) the Administrative Agent shall have executed a counterpart of this Amendment and shall have received (i) a counterpart of this Amendment executed on behalf of the Borrower and (ii) duly executed counterparts hereof that, when taken together, bear the authorized signatures of Lenders constituting at least the Required Lenders, (b) the Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed on behalf of the Borrower by a Financial Officer, confirming compliance with the representations set forth in Section 14 hereof, (c) the Lenders shall have received the participation fees set forth in the letter agreement among J.P. Morgan Securities Inc., JPMorgan Chase Bank, N.A. and the Borrower relating to this Amendment and (d) the spin-off of A.H. Belo Corporation, a wholly owned subsidiary of the Borrower, to the shareholders of the Borrower shall have been completed.
               SECTION 16. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.
               SECTION 17. Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under, the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, shall be deemed to be a reference to the Credit Agreement as amended hereby.
               SECTION 18. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
               SECTION 19. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
               SECTION 20. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BELO CORP.,

by	/s/ Brenda C. Maddox Name: Brenda C. Maddox
Title: Treasurer/Assistant Secretary

JPMORGAN CHASE BANK, N.A., individually, as Administrative Agent and as Issuing Bank,

by	/s/ Brian McDougal Name: Brian McDougal
Title: Vice President JP Morgan Chase Bank, N.A.

     SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF JUNE 7, 2006, AMONG BELO CORP, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N. A., AS ADMINISTRATIVE AGENT AND ISSUING BANK

LENDER: BANK OF AMERICA, N.A.

By	/s/ Jay D.Marquis Name: Jay D.Marquis
Title: Vice President

     SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF JUNE 7, 2006, AMONG BELO CORP, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N. A., AS ADMINISTRATIVE AGENT AND ISSUING BANK

LENDER: Wachovia Bank, NA

by	/s/ Jennifer L. Norris Name: Jennifer L. Norris
Title: Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

     SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF JUNE 7, 2006, AMONG BELO CORP, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N. A., AS ADMINISTRATIVE AGENT AND ISSUING BANK

LENDER: U.S. BANK NATIONAL ASSOCIATION

by	/s/ Colleen B. McEvoy
Name: Colleen B. McEvoy
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

     SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF JUNE 7, 2006, AMONG BELO CORP, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N. A., AS ADMINISTRATIVE AGENT AND ISSUING BANK

LENDER: Sun Trust Bank

by	/s/ Jill White
Name: Jill White
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

     SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF JUNE 7, 2006, AMONG BELO CORP, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N. A., AS ADMINISTRATIVE AGENT AND ISSUING BANK

LENDER: Sumitomo Mitsui Banking Corporation

by	/s/ Leo E. Pagarigan
Name: Leo E. Pagarigan
Title: General Manager

For any Lender requiring a second signature line:

by
Name:
Title:

     SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF JUNE 7, 2006, AMONG BELO CORP, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N. A., AS ADMINISTRATIVE AGENT AND ISSUING BANK

Bank of Tokyo - Mitsubishi UFJ Trust Company

By:	/s/ Lillian Kim
Lillian Kim
Vice President

     SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF JUNE 7, 2006, AMONG BELO CORP, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N. A., AS ADMINISTRATIVE AGENT AND ISSUING BANK

LENDER: MELLON BANK, N.A.

by	/s/ Thomas J. Tarasovich, Jr.
Name: Thomas J. Tarasovich, Jr.
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

     SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF JUNE 7, 2006, AMONG BELO CORP, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N. A., AS ADMINISTRATIVE AGENT AND ISSUING BANK

LENDER: The Northern Trust Company

by	/s/ Steve Ryan
Name: Steve Ryan
Title: Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

     SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF JUNE 7, 2006, AMONG BELO CORP, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N. A., AS ADMINISTRATIVE AGENT AND ISSUING BANK

LENDER: MIZUHO CORPORATE BANK, LTD.

By:	/s/ Makoto Murata
Name:	Makoto Murata
Title:	Deputy General Manager

For any Lender requiring a second signature line:

by
Name:
Title:

     SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF JUNE 7, 2006, AMONG BELO CORP, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N. A., AS ADMINISTRATIVE AGENT AND ISSUING BANK

E. Sun Commercial Bank, Ltd., LENDER: Los Angeles Branch

by	/s/ Edward Chen
Name: Edward Chen
Title: VP & Deputy General Manager

For any Lender requiring a second signature line:

by
Name:
Title:

     SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF JUNE 7, 2006, AMONG BELO CORP, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N. A., AS ADMINISTRATIVE AGENT AND ISSUING BANK

LENDER: THE BANK OF NEW YORK

by	/s/ Thomas J. Tarasovich, Jr.
Name: Thomas J. Tarasovich, Jr.
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

     SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF JUNE 7, 2006, AMONG BELO CORP, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N. A., AS ADMINISTRATIVE AGENT AND ISSUING BANK

LENDER: Bank of China, New York Branch

by	/s/ Xiaojing Li
Name: Xiaojing Li
Title: General Manager

For any Lender requiring a second signature line:

by
Name:
Title:

     SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF JUNE 7, 2006, AMONG BELO CORP, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N. A., AS ADMINISTRATIVE AGENT AND ISSUING BANK

LENDER: AMEGY BANK NATIONAL ASSOCIATION

by	/s/ Melinda Jackson
Name: Melinda Jackson
Title: Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

     SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF JUNE 7, 2006, AMONG BELO CORP, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N. A., AS ADMINISTRATIVE AGENT AND ISSUING BANK

LENDER: BNP PARIBAS

by	/s/ Ola Anderssen
Name: Ola Anderssen
Title: Director

For any Lender requiring a second signature line:

by	/s/ Yung Wu
Name: Yung Wu
Title: Vice President

     SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF JUNE 7, 2006, AMONG BELO CORP, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N. A., AS ADMINISTRATIVE AGENT AND ISSUING BANK

LENDER: Union Bank of California, N.A

by	/s/ Richard Vian
Richard Vian
Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

     SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE AMENDED AND RESTATED FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT DATED AS OF JUNE 7, 2006, AMONG BELO CORP, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N. A., AS ADMINISTRATIVE AGENT AND ISSUING BANK

LENDER: BMO Capital Markets Financing Inc.

by	/s/ Naghmeh Hashemifard
Name: Naghmeh Hashemifard
Title: Director

For any Lender requiring a second signature line:

by
Name:
Title: